SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 23, 2004

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of Registrants as Specified in their Charters)

Delaware Delaware	001-14387 001-13663	06-1522496 06-1493538
(States or Other Jurisdictions of Incorporation)	(Commission file Numbers)	(IRS Employer Identification Nos.)

Five Greenwich Office Park, Greenwich, Connecticut 06830

(Address of Principal Executive Offices) (Zip Code)

Registrants’ telephone number, including area code (203) 622-3131

Item 5.    Other

On January 23, 2004, we issued the press release attached hereto as exhibit 99.1.

Exhibit

99.1	Press release of United Rentals, Inc., dated January 23, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 23rd day of January, 2004.

UNITED RENTALS, INC.

By:	/s/ JOHN N. MILNE

Name: John N. Milne Title: President and Chief Financial Officer

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ JOHN N. MILNE

Name: John N. Milne Title: President and Chief Financial Officer

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